Exhibit 10.2

Execution Version

THIRD JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to (i) that certain Amended and Restated Intercreditor Agreement, dated as of January 31, 2013 (as supplemented by the First Joinder and the Second Joinder referred to below, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”), among Wilmington Trust Company, as Trustee and as Collateral Agent (the “Second Lien Trustee”) (as Second-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the Notes), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee for the holders of the notes (the “1.5 Lien Notes”) issued under the 1.5 Lien Indenture (the “1.5 Lien Trustee”) (as Senior-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the 1.5 Lien Notes), Wilmington Trust, National Association, as trustee (the “6.625% First Lien Notes Trustee”) for the holders of the notes (the “6.625% First Lien Notes”) issued under the First Lien Indenture, and as Senior-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the 6.625% First Lien Notes, Hexion LLC (“Holdings”), Hexion Inc. (the “Company”), and each subsidiary of the Company party thereto, as such intercreditor agreement was supplemented pursuant to (x) that certain Joinder and Supplement to Intercreditor Agreement, dated as of March 28, 2013 (the “First Joinder”), among JPMorgan Chase Bank, N.A. (the “ABL Credit Agreement Agent”), as Senior-Priority Agent for the ABL Secured Parties (as defined in the First Joinder), JPMorgan Chase Bank, N.A., as intercreditor agent (the “Intercreditor Agent”), and the other parties thereto, and (y) that certain Second Joinder and Supplement to Intercreditor Agreement, dated as of April 15, 2015 (the “Second Joinder”), among Wilmington Trust, National Association, as trustee (the “10.00% First Lien Notes Trustee”) for the holders of the New First Lien Notes (as defined in the Second Joinder, the “10.00% First Lien Notes”), and the other parties thereto; and (ii) the Second Secured Notes Indenture. Capitalized terms used but not defined herein shall have the meanings assigned in the Second Lien Intercreditor Agreement.

This Third Joinder and Supplement to the Second Lien Intercreditor Agreement (this “Agreement”), dated as of February 8, 2017 (the “Effective Date”), by and among (i) Wilmington Trust, National Association, as trustee (the “New First Lien Notes Trustee”) pursuant to that certain Indenture, dated as of the date hereof, among the Company, as issuer after giving effect to the Issuer’s Assumption (as defined in the New First Lien Indenture), the guarantors party thereto from time to time and the New First Lien Notes Trustee (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “New First Lien Indenture”), (ii) the Intercreditor Agent, (iii) the ABL Credit Agreement Agent (as Senior-Priority Agent under the Second Lien Intercreditor Agreement for the ABL Secured Parties), (iv) the Second Lien Trustee (as Second-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the Notes), (v) the 6.625% First Lien Notes Trustee (as Senior-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the 6.625% First Lien Notes), (vi) the 10.00% First Lien Notes Trustee (as Senior-Priority Agent under the Second Lien Intercreditor Agreement for the holders of the 10.00% First Lien Notes), (vii)

Wilmington Trust, National Association, as trustee (the “New 1.5 Lien Trustee”) and Senior-Priority Agent under the Second Lien Intercreditor Agreement on behalf of the holders of the notes (the “New 1.5 Lien Notes”) issued under the Notes Indenture, dated as of the date hereof, among the New 1.5 Lien Trustee, Holdings, the Company and each subsidiary of the Company party thereto, (viii) Holdings, (ix) the Company and (x) each Subsidiary of the Company listed on Schedule I hereto, has been entered into (A) to record the accession of the New First Lien Notes Trustee as an additional Senior-Priority Agent under the Second Lien Intercreditor Agreement on behalf of the holders of the 10.375% first-priority senior secured notes due 2022 (the “New First Lien Notes”) issued under the New First Lien Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Second Lien Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The New First Lien Notes Trustee, as trustee for the holders of the New First Lien Notes, agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the Second Lien Intercreditor Agreement as Senior-Priority Agent for the holders of the New First Lien Notes, as if it had originally been party to the Second Lien Intercreditor Agreement as Senior-Priority Agent for the holders of the New First Lien Notes.

B. The New First Lien Indenture has been designated by the Company as being included in the definition of “Credit Agreement” set forth in the Second Secured Notes Indenture. The New First Lien Indenture, the New First Lien Notes, the Security Documents (as defined in the New First Lien Indenture) (the “Security Documents”) and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Senior Credit Documents” as defined in the Second Secured Notes Indenture.

C. The Liens securing the Obligations under the New First Lien Notes, the New First Lien Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company as having been incurred pursuant to clause (8) of the definition of “Permitted Liens” set forth in the Second Secured Notes Indenture. The Obligations under the New First Lien Notes, the New First Lien Indenture and any other document or agreement entered into pursuant thereto constitute First-Lien Indebtedness (which First-Lien Indebtedness, for the avoidance of doubt, also constitutes Future First-Lien Indebtedness) and Senior Lender Claims.

D. The Liens on the Common Collateral securing such Senior Lender Claims shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the Second Lien Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims.

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E. So long as the Discharge of Senior Lender Claims has not occurred and subject to the terms of any other applicable intercreditor agreement then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.

F. The New First Lien Notes Trustee confirms that its address for notices pursuant to the Second Lien Intercreditor Agreement is as follows:

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

G. Each party to this Agreement confirms the acceptance of the New First Lien Notes Trustee, acting for the benefit of the holders of the New First Lien Notes, as a Senior-Priority Agent for purposes of the Second Lien Intercreditor Agreement.

H. Except as expressly provided herein, in the Second Lien Intercreditor Agreement or in any Senior Lender Documents, the New First Lien Notes Trustee is acting in the capacity of Senior-Priority Agent solely with respect to the Senior Lender Claims owed to the New First Lien Notes Trustee and the holders of the New First Lien Notes issued pursuant to the New First Lien Indenture. For the avoidance of doubt, the provisions of Article 7 of the New First Lien Indenture applicable to the New First Lien Notes Trustee thereunder shall also apply to the New First Lien Notes Trustee acting under or in connection with the Second Lien Intercreditor Agreement.

I. This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be construed in accordance with and governed by the laws of the State of New York.

J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A.,
as Intercreditor Agent

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as Senior-Priority Agent for the ABL Secured Parties

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

[Signature Page to Third Joinder and Supplement to Second Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as New First Lien Notes Trustee, as Senior-Priority Agent for holders of the New First Lien Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for holders of the 6.625% First Lien Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for holders of the 10.00% First Lien Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST COMPANY, as Second Lien Trustee, as Second-Priority Agent for holders of the Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as New 1.5 Lien Trustee, as Senior-Priority Agent for holders of the New 1.5 Lien Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page to Third Joinder and Supplement to Second Lien Intercreditor Agreement]

HEXION LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INVESTMENTS INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HSC CAPITAL CORPORATION

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Third Joinder and Supplement to Second Lien Intercreditor Agreement]

LAWTER INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

NL COOP HOLDINGS LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Third Joinder and Supplement to Second Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Hexion Investments Inc.

Hexion International Inc.

Hexion CI Holding Company (China) LLC

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL COOP Holdings LLC